UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                Washington D.C.

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report:   March 18, 2004


                         Commission file number 0-16602


                              O'HARA RESOURCES, LTD

      Nevada                                         88-0485907
------------------------                  --------------------------------
(State of Incorporation)                  (IRS Employer Identification No.)



                    3394 Lakeside Court, Reno, Nevada 89509
                    (Address of principal executive offices)

                                  775-337-7630
                               -----------------
                               (Telephone Number)


Item 5.  Other Events and Regulation FD Disclosure.

On March 8, 2004 the Board of Directors of O'Hara Resources Ltd. (the "Company") terminated Mr. George A. Filippides from the posts of President and Chief Executive Officer of the Company and from the post of Co- Chairman of the Board of Directors. Mr. Robert B. Vrooman thereafter resigned his position as the Company's Chief Operating Officer whereupon the Board of Directors appointed Mr. Vrooman to be President and Chief Executive Officer of the Company. Mr. Filippides was thereafter removed from the Board by a vote of shareholders of the Company who collectively control more than fifty percent (50%) of the Company's outstanding shares.

The Company has 23,828,709 shares common stock issued and outstanding.

Item 1 through Item 4 and Item 6 through Item 9- not applicable

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                                   SIGNATURE
                                   ---------

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O'Hara Resources, LTD (Registrant)

Date 03/18/04

     Robert B. Vrooman
By:  -----------------
     Robert B. Vrooman
     President and Chief Executive Officer

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